Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	ASP FML Investco, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	American Securities Partners V, L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	American Securities Partners V(B), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	American Securities Partners V(C), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	ASP FML Co-Invest I, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	American Securities Associates V, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	ASP Manager Corp.

Address of Joint Filer:	299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

Name of Joint Filer:	American Securities LLC

Address of Joint Filer:	299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	FMSA Holdings Inc. [FMSA]

Date of Event Requiring Statement:
(Month/Day/Year):	10/2/2014

Designated Filer:	ASP FML Holdings, LLC

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